UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675
(Address of principal executive offices) (Zip code)

Gary B. Wood
5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675
(Name and address of agent for service)

(972)-404-1500
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2007

Date of reporting period: 03/31/2007

Item 1. Report to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2007

May 15, 2007

Dear Shareholders,

We are pleased to present the Semi-Annual report of Concorde Funds, Inc. for the six month period ending March 31, 2007.

Concorde Value Fund

Concorde Investment Management, the advisor for Concorde Funds, Inc. continued to generate excellent investment results from a value-based investment strategy which has the characteristics of lower risk and lower volatility. The results are presented in the table below.

	Six Months Ended	Annualized	Annualized	Annualized
	03/31/07	1 Year Ending	5 Years Ending	10 Years Ending
	(Unaudited)	03/31/2007	03/31/2007	03/31/2007
Concorde Value Fund	6.34%	10.66%	5.94%	8.21%
S&P 500	7.38%	11.83%	6.27%	8.20%
Russell 2000	11.02%	5.91%	10.95%	10.23%
Lipper Multi-Cap Value	8.20%	12.25%	9.01%	9.44%
Wilshire 4500	13.76%	10.38%	12.87%	10.65%
NASDAQ	6.68%	3.57%	5.52%	7.15%

The total return for the Concorde Value Fund (the “Value Fund”) for the six months ended March 31, 2007 was 6.34% which compares favorably to major indexes such as the NASDAQ and the S&P 500, as does the performance for 10 years. Intermediate periods relative performance of the respective indices were greatly impacted by the market meltdown in 2000 through mid-2001.

A majority of both individual stocks and industry sectors contributed toward the overall net gain for the first half of the fiscal year. The groups that contributed most significantly were capital goods and media. Sectors with smaller positive returns include energy, materials, technology hardware, retailing, food and beverage, software and services and insurance. Moderate negative total returns can be attributed to the commercial services, consumer durables, pharmaceuticals and diversified financials groups.

The capital goods investments in the fund, one of our largest exposures, had significant gains from Lockheed Martin, Terex and Tyco International. Lockheed Martin and Terex have continued to report excellent growth and profitability as their industries prosper and Tyco stock rose in anticipation of the breakup of the company in mid 2007. We realized some of our Terex gains; however, it is still a large portfolio position. Illinois Tool Works also rose nicely as their international business in particular has been strong.

All of our media holdings contributed gains in the period, particularly CBS Corp. and Walt Disney Company. Strategic moves by the management of these companies have been particularly important both in their operating business and from a financial and capital allocation perspective. Comcast and Washington Post appreciated modestly and we have subsequently sold our Washington Post position as our upside targets have diminished recently.

Waste Management and Pulte Homes are our only holdings in the commercial services and consumer durables sectors and each had modest unrealized losses in the first half. We are increasing our Waste Management stake as a recent review highlighted additional upside potential. Our small stake in Pulte may be increased as we proceed further into the domestic homebuilding recession. We feel that Pulte will emerge from the slowdown in a stronger market position and has extra upside potential with the Del Webb exposure to the active older adult market.

The pharmaceutical holdings produced a negative return for the six months as Pfizer and Johnson & Johnson dropped and Abbott Labs rose in price. All of these holdings contribute meaningful dividends and we believe hold good upside potential from the current modest valuations. The loss in the diversified financials sector was primarily attributable to our large Lehman Brothers position, which is always volatile but has been a large contributor to the fund’s gains over the prior ten years. The Bank of New York is a new position in this group and appreciated slightly from our initial purchases.

Additional individual holdings from the sectors contributing positively that are worthy of note include Devon Energy, Sealed Air, Lowe’s, MBIA, Fiserv, Agilent Technologies and Diebold. The market is beginning to recognize the long term potential of Devon’s assets, including the recent deepwater Gulf of Mexico discoveries. Sealed Air is expanding its international business and stabilizing raw materials costs should help margins. Lowe’s business has slowed recently but is still financially very strong and should rebound strongly over the next few years. MBIA is finally generating solid growth in business demand after several slow years and the prospect of wider credit spreads should reinforce that trend. Fiserv and Diebold are both taking advantage of strength in their industry trends and the stocks have reflected that. Agilent has completed their business transformation and is now totally focused on the instrumentation markets. These are the businesses that attracted us to the company two years ago and the marketplace appears to be rewarding the strategic moves that management has made and the potential of the remaining businesses.

In summary, the markets generally remain at reasonable valuations, enabling us to identify companies with long term prospects for steady performance to add to the portfolio. The bias of the portfolio has become lager capitalization companies, which we expect to be more defensive in the slower economic conditions anticipated in the near term. The objectives of good returns at lower volatility and risk are the primary guiding factors in our individual stock selection. When presented with the alternatives of slightly higher returns but with much higher risk or more predictable returns but with lower risk, we opt for the latter.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Portfolio Holdings by Sector

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments in securities and as of
March 31, 2007.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* -
	Value - 10/1/06	Value - 3/31/07	Six Months Ended 3/31/07
Actual	$1,000.00	$1,063.40	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.57
___________
*
Expenses are equal to the FUND’s annualized expense ratio of 1.705%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31, 2007).

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
March 31, 2007 (Unaudited)

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS
CAPITAL GOODS
Illinois Tool Works, Inc.	13,600	$701,760	3.80%
Lockheed Martin Corp.	5,800	562,716	3.04
Terex Corp. (a)	11,000	789,360	4.27
Textron, Inc.	5,000	449,000	2.43
Tyco International Ltd. (b)	18,000	567,900	3.07
		3,070,736	16.61
COMMERCIAL SERVICES & SUPPLIES
Waste Management, Inc.	17,000	584,970	3.16

CONSUMER DURABLES & APPAREL
Pulte Homes, Inc.	12,500	330,750	1.79

DIVERSIFIED FINANCIALS
The Bank of New York Co., Inc.	10,375	420,706	2.28
Lehman Brothers Holdings, Inc.	12,000	840,840	4.55
		1,261,546	6.83
ENERGY
Cimarex Energy Co.	9,000	333,180	1.80
Devon Energy Corp.	9,000	622,980	3.37
		956,160	5.17
FOOD BEVERAGE & TOBACCO
Altria Group, Inc.	5,200	456,612	2.47

INSURANCE
Delphi Financial Group	14,683	590,697	3.20
MBIA, Inc.	8,500	556,665	3.01
		1,147,362	6.21
MATERIALS
Headwaters, Inc. (a)	25,000	546,250	2.95
Sealed Air Corp.	16,000	505,600	2.73
		1,051,850	5.68
MEDIA
CBS Corp. - Class B	18,850	576,622	3.12
Comcast Corp. - Special A (a)	24,000	611,280	3.31
The Walt Disney Co.	24,500	843,535	4.56
The Washington Post Company - Class B	440	335,940	1.82
		2,367,377	12.81

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2007 (Unaudited)

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS (continued)
PHARMACEUTICALS & BIOTECHNOLOGY
Abbott Laboratories	12,200	$680,760	3.68%
Johnson & Johnson	13,500	813,510	4.40
Pfizer, Inc.	24,700	623,922	3.38
		2,118,192	11.46
RETAILING
Lowe’s Cos., Inc.	14,000	440,860	2.38

SOFTWARE & SERVICES
Fiserv, Inc. (a)	9,500	504,070	2.73
Microsoft Corp.	20,000	557,400	3.01
Oracle Corp. (a)	44,000	797,720	4.32
		1,859,190	10.06
TECHNOLOGY HARDWARE & EQUIPMENT
Agilent Technologies, Inc. (a)	20,000	673,800	3.64
Dell, Inc. (a)	24,500	568,645	3.08
Diebold, Inc.	14,000	667,940	3.61
EMC Corp. (a)	28,000	387,800	2.10
		2,298,185	12.43
TOTAL COMMON STOCKS (Cost $11,609,250)		17,943,790	97.06

SHORT TERM INVESTMENTS
INVESTMENT COMPANIES
Federated Cash Trust Money Market, 4.48%	228,508	228,508	1.24

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bill, Due 4/12/2007	$300,000	299,563	1.62

VARIABLE RATE DEMAND NOTES (c)
U.S. Bank, N.A., 5.07%	30,025	30,025	0.16
TOTAL SHORT TERM INVESTMENTS (Cost $558,096)		558,096	3.02
Total Investments (Cost $12,167,346)		18,501,886	100.08
Liabilities in Excess of Other Assets		(13,874)	(0.08)
TOTAL NET ASSETS		$18,488,012	100.00%
__________
Notes:
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate change periodically on specified dates. The rate listed are as of March 31, 2007.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

ASSETS
Investments in securities, at value (cost $12,167,346)	$18,501,886
Receivables
Dividends	16,665
Interest	3,013
Other assets	5,721
TOTAL ASSETS	18,527,285
LIABILITIES
Investment advisory fee payable	14,015
Accrued expenses	25,258
TOTAL LIABILITIES	39,273
NET ASSETS	$18,488,012
Composition of Net Assets:
Net capital paid in on shares of capital stock	$11,472,524
Accumulated net investment loss	(5,410)
Undistributed net realized gains	686,358
Net unrealized appreciation	6,334,540
NET ASSETS	$18,488,012

Capital shares outstanding	1,051,451

Net asset value, offering price and redemption price per share	$17.58

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS
For the Six Month Period Ended March 31, 2007 (Unaudited)

Investment income
Dividends	$110,655
Interest	34,573
Other income (Note 6)	60,000
Total investment income	205,228
Expenses
Investment advisory fee	83,932
Professional fees	17,695
Administration fees	12,465
Fund accounting fees	11,708
Transfer agent fees	8,441
Printing, postage and delivery	4,239
Custodian fees	2,396
Federal and state registration fees	905
Other expenses	15,418
Total expenses	157,199
NET INVESTMENT INCOME	48,029
REALIZED GAIN AND UNREALIZED
APPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	791,086
Net change in unrealized appreciation on investments in securities	299,818
NET GAIN FROM INVESTMENTS	1,090,904
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,138,933

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2007	September 30,
	(Unaudited)	2006
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income	$48,029	$92,771
Net realized gain on investments	791,086	1,318,169
Net change in unrealized appreciation of investments	299,818	377,129
Net increase in net assets resulting from operations	1,138,933	1,788,069
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(142,986)	—
Net realized gains on investments	(1,352,929)	(885,835)
Total distributions to shareholders	(1,495,915)	(885,835)
CAPITAL SHARE TRANSACTIONS — NET	959,088	363,010
Total increase in net assets	602,106	1,265,244
NET ASSETS
Beginning of period	17,885,906	16,620,662
End of period (including accumulated net investment
income (loss) of $(5,410) and $89,547, respectively)	$18,488,012	$17,885,906

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2007(2)	Year Ended September 30,
	(Unaudited)	2006	2005	2004	2003	2002
PER SHARE DATA(1):
Net asset value, beginning of period	$17.94	$17.06	$15.66	$14.07	$12.79	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	(0.11)	(0.12)	(0.08)	0.04
Net realized and unrealized gain (loss)
on investments	1.11	1.71	2.34	1.94	1.69	(1.79)
Total income (loss) from investment
operations	1.16	1.80	2.23	1.82	1.61	(1.75)
Less distributions:
Distributions from
net investment income	(0.15)	—	—	—	(0.04)	(0.03)
Distributions from net realized gains	(1.37)	(0.92)	(0.83)	(0.23)	(0.29)	(1.30)
Total from distributions	(1.52)	(0.92)	(0.83)	(0.23)	(0.33)	(1.33)
Net asset value, end of period	$17.58	$17.94	$17.06	$15.66	$14.07	$12.79
TOTAL RETURN	6.34%	11.00%	14.50%	13.01%	12.77%	(12.75%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$18,488	$17,886	$16,622	$14,778	$13,021	$11,683
Ratio of expenses to average net assets	1.70%	1.61%	2.12%	2.08%	1.98%	1.44%
Ratio of net investment income (loss) to
average net assets	0.52%	0.54%	(0.69%)	(0.76%)	(0.57%)	0.25%
Portfolio turnover rate	8.19%	31.27%	21.97%	34.82%	19.83%	40.94%
______________
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Other than the ratios of expenses and net investment (loss) to average net assets, financial highlights have not been annualized.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 — Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2006, the Fund’s most recent fiscal year end, the Fund decreased accumulated net investment income by $3,224, increased undistributed net realized gains by $4,508, and increased net capital paid in on shares of capital stock by $1,284. These adjustments are primarily due to reclassifications of distributions from real estate investment trusts for income tax purposes. Temporary differences are primarily the result of the straddle loss deferrals for tax reporting purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Concorde Funds, Inc. tax return to determine whether the tax positions

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 — Nature of Business and Summary of Significant Accounting Policies (continued)

NEW ACCOUNTING PRONOUNCEMENTS (continued)

are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statements reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a significant impact on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for the fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles form the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No.157 will impact the financial statements amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2 — Distributions to Shareholders

The tax character of distributions paid during the six months ended March 31, 2007 and year ended September 30, 2006 was as follows:

	March 31, 2007
	(Unaudited)	September 30, 2006
Distributions paid from:
Long-term capital gain	$1,352,132	$866,090
Ordinary Income	143,783	19,745

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 3 — Capital Share Transactions

As of March 31, 2007, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of March 31, 2007, capital paid-in aggregated $11,472,524.

Transactions in shares of capital stock for the six months ended March 31, 2007 and the year ended September 30, 2006 were as follows:

	Six Months Ended
	March 31, 2007		Year Ended
	(Unaudited)		September 30, 2006
	Shares	Amount	Shares	Amount
Shares sold	6,513	$118,149	24,241	$411,649
Shares issued in reinvestment of dividends	83,852	1,495,915	53,525	885,835
	90,365	1,614,064	77,766	1,297,484
Shares redeemed	(36,034)	(654,976)	(55,006)	(934,474)
Net increase	54,331	$959,088	22,760	$363,010

Note 4 — Investment Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) aggregated $1,832,185 and $1,415,486, respectively, for common stock, for the six months ended March 31, 2007 and aggregated $5,000,799 and $6,103,002, respectively, for the year ended September 30, 2006. There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation of the Fund’s investments as of September 30, 2006. As of March 31, 2007 and September 30, 2006, respectively, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

	March 31, 2007
	(Unaudited)	September 30, 2006
Unrealized appreciation	$6,579,961	$6,173,059
Unrealized depreciation	(245,421)	(138,337)
Net unrealized appreciation	$6,334,540	$6,034,722

Note 5 — Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund’s average daily net assets, computed daily and paid on a

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5 — Investment Advisory Fees and Other Transactions with Affiliates (continued)

monthly basis. The investment advisory fee was $83,932 for the six months ended March 31, 2007 and $153,116 for the year ended September 30, 2006, of which $14,015 and $12,961 was payable at March 31, 2007 and September 30, 2006, respectively.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

Note 6 — Other Information

On April 27, 2004, Concorde Funds, Inc. filed a lawsuit in Texas against Value Line, Inc. and seven individuals seeking to recover damages that it suffered as a result of certain actions, including liquidation of the Concorde Income Fund, taken in preparation for consummation of an agreement under which Value Line, Inc. would become adviser to the Fund. Value Line, Inc. terminated the agreement and separate litigation was pending in New York between Concorde Financial Corporation and Value Line, Inc. relative to the breach of the agreement. That matter has been resolved and a judgment was entered in favor of Concorde Financial Corporation. Four of the defendants in the Texas case were dismissed without prejudice and the Concorde Funds, Inc. case was transferred from Texas to New York. That matter was resolved in October 2006, a Settlement Agreement and Release was agreed upon, and the case was dismissed in accordance with the terms of the Settlement Agreement and Release. The Fund received $60,000 under the terms of that agreement.

Note 7 — Federal Tax Information

At September 30, 2006, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$11,556,907
Gross tax unrealized appreciation	6,173,059
Gross tax unrealized depreciation	(138,337)
Net tax unrealized appreciation	$6,034,722
Undistributed ordinary income	90,339
Undistributed long-term capital gain	1,276,483
Total distributable earnings	$1,366,822
Other accumulated gains (losses)	$(29,074)
Total accumulated earnings	$7,372,470

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 8 — Federal Tax Distribution Information

The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2006, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2006, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

At its meeting held on December 21, 2006, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”) including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) considered and then voted to re-approve the current investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) dba Concorde Investment Management and the Company, on behalf of the Concorde Value Fund (the “Fund”). In connection with its re-approval of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor. The Board considered the following factors:

The Advisor:

1)	Provides investment management for the Concorde Value Fund.

2)	Retains the services of the Fund’s Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

4)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the imposition of breakpoints.

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds. The Board used data from Lipper, as presented in the charts in the Board Materials, showing funds classified by Lipper as Multi-Cap Value Funds, similar in nature to the Concorde Value Fund. The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the Multi-Cap Value classification. The Board also referenced Concorde Financial Corporation’s Form ADV and a copy of the current Investment Advisory Agreement. They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund. After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the Continuation of Investment Advisory Agreement.

ADDITIONAL INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 404-1500 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 is available without charge, upon request, by calling (972) 404-1500. Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 404-1500, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

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INVESTMENT ADVISOR
Concorde Investment Management
1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 404-1500
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Concorde Funds, Inc.

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, President

Date  5/29/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date  5/29/07

By (Signature and Title)  /s/Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date  5/29/07